EXHIBIT 10.2

PROMISSORY NOTE

$20,700,000.00 New York, New York
September 1, 2010

FOR VALUE RECEIVED, THE ENTITIES SET FORTH ON SCHEDULE A ATTACHED HERETO, each having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, as maker hereunder (each, together with its successors and permitted assigns, an “Individual Borrower” and collectively referred to herein as “Borrower”), hereby unconditionally promises to pay to the order of JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, as payee, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and assigns, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Twenty Million Seven Hundred Thousand and No/100 Dollars ($20,700,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”).  All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1 - PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.  This Note shall be the “Note” as defined in the Loan Agreement.

ARTICLE 2 - DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid when due (and such nonpayment is an Event of Default) or if not paid on or before the Maturity Date or on the happening of any other Event of Default.

ARTICLE 3 - LOAN DOCUMENTS

This Note is secured by the Mortgages and the other Loan Documents.  All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgages and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.  In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4 - SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied (without prepayment penalty or premium) toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5 - NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6 - WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind.  No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents.  No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents.  If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term “Individual Borrower” or “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability.  If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Individual Borrower” or “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder.  If any Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term “Individual Borrower” or “Borrower” as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability.  (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Loan Agreement, the Mortgages or any other Loan Document.)

ARTICLE 7 - TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer except as provided in the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall from that date forward forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8 - EXCULPATION

The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9 - GOVERNING LAW

(A)

THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B)

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE

AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  BORROWER DOES HEREBY DESIGNATE AND APPOINT:

CT Corporation System

111 8th Avenue

New York, New York 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

ARTICLE 10 - NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 11 - JOINT AND SEVERAL

If more than one Person has executed this Note as “Borrower”, the obligations of all such Persons hereunder shall be joint and several.

ARTICLE 12 - STATE SPECIFIC PROVISIONS

(A)

With respect to the foregoing provisions contained in this Note, the following shall apply with respect to the State of California:

(i)

The following paragraph shall be inserted after Article 3 of this Note:

Borrower hereby expressly (a) waives any right it may have under California Civil Code §2954.10 to prepay this Note in whole or in part, without penalty, upon acceleration of the Maturity Date of this Note; and (b) agrees that if a prepayment of any or all of this Note is made, following any acceleration of the

Maturity Date of this Note by Lender on account of any transfer or disposition prohibited or restricted herein or by the Loan Agreement, Borrower shall be obligated to pay, concurrently therewith, the Yield Maintenance Premium, if any, that would be required under the Loan Agreement.  By initialing this provision in the space provided below, Borrower hereby declares that Lender's agreement to make the subject loan at the interest rate and for the term set forth herein constitutes adequate consideration, given individual weight by the undersigned, for this waiver and agreement.

INITIALS: __/s/ BL___________________

[NO FURTHER TEXT ON THIS PAGE]

EXHIBIT 10.2

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

INLAND DIVERSIFIED ELK GROVE CALVINE, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

/s/ Barry L. Lazarus

Name:

Barry L. Lazarus

Title:

President

INLAND DIVERSIFIED LAKE CITY COMMONS, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

/s/ Barry L. Lazarus

Name:

Barry L. Lazarus

Title:

President

INLAND DIVERSIFIED OMAHA WHISPERING RIDGE, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

/s/ Barry L. Lazarus

Name:

Barry L. Lazarus

Title:

President

EXHIBIT 10.2

SCHEDULE A

BORROWER

Inland Diversified Elk Grove Calvine, L.L.C., a Delaware limited liability company

Inland Diversified Lake City Commons, L.L.C., a Delaware limited liability company

Inland Diversified Omaha Whispering Ridge, L.L.C., a Delaware limited liability company